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                                                                   EXHIBIT 10.38

                                                                  Execution Copy

                    AMENDMENT TO SENIOR MANAGEMENT AGREEMENT

          THIS AMENDMENT TO SENIOR MANAGEMENT AGREEMENT (this "Amendment") is made as of February 14, 2003, by and among TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "Company"), TSI Telecommunication Services Inc., a Delaware corporation ("Employer") and Gilbert Mosher ("Executive").

          On February 14, 2002, the Company, Employer and Executive entered in to a Senior Management Agreement (the "Agreement") pursuant to which, among other things, Executive purchased, and the Company issued to Executive, 270,270.27 of the Company's Common Units. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Agreement.

          The parties now desire to amend the Agreement to provide for the purchase by Executive, and the sale by the Company, of an additional 135,135.14 Common Units, which shall be deemed to be Carried Units under the Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to agree as follows:

          1.   Purchase and Sale of Additional Carried Units.

          (a) Upon execution of this Amendment, Executive will purchase, and the Company will sell, 135,135.14 Common Units at a price of $0.0333 per unit. The Company will deliver to Executive copies of the certificates representing such Common Units, and Executive will deliver to the Company a cashier's or certified check or wire transfer of immediately available funds in an aggregate amount of $4,500.00 as payment for such Common Units.

          (b) Within 30 days after the purchase of the additional Carried Units hereunder, Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.

          (c) Until the occurrence of a Sale of the Company, any certificates evidencing the additional Carried Units shall be held by the Company for the benefit of Executive and the other holder(S) of Carried Units. Upon the occurrence of a Sale of the Company, the Company will return any such certificates for the Carried Units to the record holders thereof. Upon the occurrence of a Public Offering, the Company will return to the record holders thereof any certificates representing Vested Units.

          (d) In connection with the purchase and sale of the additional Carried Units, Executive represents and warrants to the Company that:

               (i) The Carried Units to be acquired by Executive pursuant to this Agreement will be acquired for Executive's own account and not with a view to, or

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     intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Carried Units will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

               (ii) Executive is an executive officer of Employer, or a Subsidiary, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Carried Units.

               (iii) Executive is able to bear the economic risk of her investment in the Carried Units for an indefinite period of time because the Carried Units have not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

               (iv) Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Carried Units and has had full access to such other information concerning the Company as she has requested.

               (v) This Amendment constitutes the legal, valid and binding obligation of Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Amendment by Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which Executive is a party or any judgment, order or decree to which Executive is subject.

               (vi) Executive is a resident of the State of Florida.

          (e) As an inducement to the Company to issue the Carried Units to Executive, and as a condition thereto, Executive acknowledges and agrees that neither the issuance of the additional Carried Units to Executive nor any provision contained herein shall entitle Executive to remain in the employment of the Company, Employer or their respective Subsidiaries or affect the right of the Company, Employer or their respective Subsidiaries to terminate Executive's employment at any time for any reason.

          (f) Concurrently with the execution of this Amendment, Executive shall execute in blank ten security transfer powers in the form of Exhibit B attached hereto (the "Security Powers") with respect to the additional Carried Units and shall deliver such Security Powers to the Company. The Security Powers shall authorize the Company to assign, transfer and deliver such Carried Units to the appropriate acquiror thereof pursuant to Section 3 of the Agreement and Section 6 of the Securityholders Agreement and under no other circumstances.

          (g) Other than the Agreement, Executive is neither a party to, nor bound by, any other employment agreement, consulting agreement, noncompete agreement, nonsolicitation agreement or confidentiality agreement.

          2.   Vesting of Carried Units.

          (a) The Carried Units shall be subject to vesting in the manner specified in this Section 2 and in Section 2 of the Agreement. Upon payment by Executive of the amount set forth in Section 1(a), 27,027.03 of the Carried Units will immediately become vested. Except as

                                       2

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otherwise provided in Section 2(b) of the Agreement, 6.25% of the remaining
108,108.11 Carried Units will become vested on each Quarter Date such that on February 14, 2007 the additional Carried Units will be 100% vested, in each case, however, if and only if as of each such Quarter Date Executive has been continuously employed by the Company, Employer or any of their respective Subsidiaries from the date of this Amendment through and including such Quarter Date.

          (b) Except as otherwise set forth in Section 2(a) above, the additional Carried Units shall be subject to the terms and provisions of Section 2 of the Agreement.

          3. Repurchase Option. The additional Carried Units purchased hereunder shall be subject to the Repurchase Option set forth in Section 3 of the Agreement.

          4. Restrictions on Transfer of Carried Units. The additional Carried Units purchased hereunder shall be subject to the restrictions on Transfer set forth in Sections 4 and 5 of the Agreement. The certificates representing the additional Carried Units will bear a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF FEBRUARY 14, 2003, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN A SENIOR MANAGEMENT AGREEMENT BETWEEN THE COMPANY AND AN EXECUTIVE OF THE COMPANY DATED AS OF FEBRUARY 14, 2003. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

          5.   Miscellaneous.

          (a) Survival of Other Provisions. Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Agreement shall remain in full force and effect without any change whatsoever.

          (b) Entire Agreement. This Amendment constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to in this Amendment.

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          (c) Execution in Counterparts. This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                                    * * * * *

                                       4

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          IN WITNESS WHEREOF, the parties hereto have executed this Amendment to
Senior Management Agreement on the date first written above.

                                        TSI TELECOMMUNICATION HOLDINGS, LLC


                                        By:  /s/ G. Edward Evan
                                             -----------------------------------
                                        Its: Chief Executive Officer


                                        TSI TELECOMMUNICATION SERVICES INC.


                                        By:  /s/ G. Edward Evan
                                             -----------------------------------
                                        Its: Chief Executive Officer


                                             /s/ Gilbert Mosher
                                             -----------------------------------
                                             Glibert Mosher

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Agreed and Accepted:

GTCR FUND VII, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner


By:   /s/ Collin Roche
      --------------------------------
Name: Collin Roche
Its:  Principal


GTCR FUND VII/A, L.P.

By:  GTCR Partners VII, L.P.
Its: General Partner

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner


By:   /s/ Collin Roche
      --------------------------------
Name: Collin Roche
Its:  Principal


GTCR CO-INVEST, L.P.

By:  GTCR Golder Rauner, L.L.C.
Its: General Partner


By:   /s/ Collin Roche
      --------------------------------
Name: Collin Roche
Its:  Principal

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                                                                       EXHIBIT A

                                                               February 14, 2003

                    PROTECTIVE ELECTION TO INCLUDE MEMBERSHIP
                      INTEREST IN GROSS INCOME PURSUANT TO
                   SECTION 83(b) OF THE INTERNAL REVENUE CODE

          On February 14, 2003 (the "Closing Date"), the undersigned acquired a limited liability company membership interest in the form of 135,135.14 Common Units (the "Common Units") in TSI Telecommunication Holdings, LLC, a Delaware limited liability company (the "Company"), for an aggregate purchase price of $4,500.00. Pursuant to the Limited Liability Company Agreement of the Company, the undersigned is entitled to an interest in Company capital exactly equal to the amount paid therefore and an interest in Company profits.

          Based on current Treasury Regulation (S) 1.721-1(b), Proposed Treasury Regulation (S) 1.721-1(b)(1), and Revenue Procedures 93-27 and 2001-43, the undersigned does not believe that issuance of the Common Units to the undersigned is subject to the provisions of (S) 83 of the Internal Revenue Code (the "Code"). In the event that the sale is so treated, however, the undersigned desires to make an election to have the receipt of the Common Units taxed under the provisions of Code (S) 83(b) at the time the undersigned acquired the Common Units.

          Therefore, pursuant to Code (S) 83(b) and Treasury Regulation (S) 1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Common Units, to report as taxable income for the calendar year 2003 the excess (if any) of the value of the Common Units on the Closing Date over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S) 1.83-2(e):

1.   The name, address and social security number of the undersigned:

               Gilbert Mosher
               905 Allegro Lane
               Apollo Beach, Florida 33572
               SSN: ###-##-####

2. A description of the property with respect to which the election is being made: The Common Units entitling the undersigned to an interest in the Company's capital exactly equal to the amount paid and an interest in the Company's profits.

3. The date on which the Common Units were transferred: February 14, 2003. The taxable year for which such election is made: calendar year 2003.

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4.   The restrictions to which the property is subject: If during the first four years after February 14, 2003 (the "Employment Date"), the undersigned ceases to be employed by the Company or any of its subsidiaries, the unvested portion of the Common Units will be subject to repurchase by the Company at cost. 27,027.03 of the Common Units vested as on February 14, 2003; 6.25% of the remaining 108,108.11 Common Units become vested units on the last day of each three-month period after the Employment Date.

5. The fair market value on February 14, 2003 of the property with respect to which the election is being made, determined without regard to any lapse restrictions and in accordance with Revenue Procedure 93-27: $4,500.00.

6.   The amount paid or to be paid for such property: $4,500.00.

                                    * * * * *

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          A copy of this election is being furnished to the Company pursuant to
Treasury Regulation (S) 1.83-2(e)(7). A copy of this election will be submitted with the 2003 federal income tax return of the undersigned pursuant to Treasury Regulation (S) 1.83-2(c).


Dated: February 14, 2003                           /s/ Gilbert Mosher
                                                   -----------------------------
                                                   Gilbert Mosher

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                                                                       EXHIBIT B

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

          FOR VALUE RECEIVED,             does hereby sell, assign and transfer
                              -----------
unto                , a                  ,                       of TSI
     ---------------    -----------------  -------- ------------
Telecommunication Holdings, LLC, a Delaware limited liability company (the "Company"), standing in the undersigned's name on the books of the Company
represented by Certificate Nos.                   herewith and does hereby
                                -----------------
irrevocably constitute and appoint each principal of GTCR Golder Rauner, L.L.C. (acting alone or with one or more other such principals) as attorney to transfer the said securities on the books of the Company with full power of substitution in the premises.


Dated:
      ------------------                           -----------------------------
                                                   Gilbert Mosher